isoray™



March 2019

Investor Presentation

NYSE American: ISR

Safe Harbor Statement

Statements in this presentation about Isoray's future expectations, including: the advantages of our products and their delivery systems, whether interest in and use of our products will increase or continue, whether our new marketing strategy will continue to increase sales, whether use of Cesium-131 in non-prostate applications will continue to increase revenue, whether further manufacturing and production process improvements will be completed or will result in lower costs, whether our market presence and growth will continue, the timing of ongoing commercialization of GammaTile™ Therapy, the acceptance rate of our Blu Build delivery system, the positive industry data fueling renewed interest in brachytherapy, and all other statements in this presentation, other than historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). This statement is included for the express purpose of availing Isoray, Inc. of the protections of the safe harbor provisions of the PSLRA. It is important to note that actual results and ultimate corporate actions could differ materially from those in such forward-looking statements based on such factors as physician acceptance, training and use of our products, our ability to successfully manufacture, market and sell our products, our ability to manufacture our products in sufficient quantities to meet demand within required delivery time periods while meeting our quality control standards, our ability to enforce our intellectual property rights, whether additional studies are released and support the conclusions of past studies, whether ongoing patient results with our products are favorable and in line with the conclusions of clinical studies and initial patient results, patient results achieved when our products are used for the treatment of cancers and malignant diseases, successful completion of future research and development activities, whether we, our distributors and our customers will successfully obtain and maintain all required regulatory approvals and licenses to market, sell and use our products in its various forms, continued compliance with ISO standards, the scheduling of physicians who either delay or do not schedule patients in periods anticipated, the use of competitors' products in lieu of our products, less favorable reimbursement rates than anticipated for each of our products, the success of our sales and marketing efforts, changes in reimbursement rates, changes in laws and regulations applicable to our products, and other risks detailed from time to time in Isoray's reports filed with the Securities and Exchange Commission. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information regarding risks and uncertainties that could affect Isoray's results of operations or financial condition review Isoray's filings with the Securities and Exchange Commission (in particular, it's most recently filed Form 10-K and Form 10-Qs). Isoray undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Isoray nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Isoray at a Glance

- **Consistent Revenue Growth and Improving Gross Profit Trends**
  - 7 consecutive quarters of double digit year-over-year revenue increases
  - TTM Gross Profit Growth of 48%
  - 40% Gross Margin in most recent quarter
- **Large Opportunity to Gain Share in Core Prostate Market**
- **Brain Brachytherapy is re-emerging as an option for Recurrent Brain Tumors**
- **Maturing clinical studies for surgical cancer treatments using Cesium-131**



Our Mission

Isoray advances innovative radiotherapeutic technologies that focus on the patient.

Isoray, Inc, through its subsidiary Isoray Medical, Inc. is the sole producer of Cesium-131 brachytherapy seeds, which are expanding brachytherapy treatment options throughout the body.

Market Data

Ticker (NYSE American)	**ISR**
Price (3/1/2019)	$0.39
52 Week Range	$0.27 - $1.22
Market Cap	$26.2 M
Average Daily Trading (90 Day)	~211,000
Common Shares Outstanding*	67.3 M
Cash, Cash Equivalents & CD's*	$7.87 M
Trailing 12 Month Revenue**	$6.64 M

* As of December 31, 2018; **1/1/2018 – 12/31/2018

isoray

Experienced Management Team

Lori A. Woods Chief Executive Officer	• More than 30 years of experience in healthcare and is well-known and respected in the brachytherapy community • Previously served as a VP and COO of Isoray from 2006 to 2010, returned to the company in 2016 and appointed CEO in 2018 • Streamlined manufacturing operations, reduced supply costs and established initial reimbursement rates for Cesium-131 • Uniquely qualified to lead the company into an era of growth based on the unique technology advantages developed by Isoray
Jonathan Hunt Chief Financial Officer	• 25 years of finance and accounting experience excelling as a versatile leader • Successful track record in turnarounds, startups, mergers, divestitures, growth strategies, performance and operations management and analysis multiple organizations, including Fortune 500 companies • Previous experience from 2006 to 2010 at Isoray makes him uniquely qualified to step into a leadership role driving efficiencies while growing the company
William A. Cavanagh Chief Research and Development Officer	• Joined Isoray in 2010 as Vice President of Research and Development • Served as Chief Operating Officer and Chief Scientific Officer from 2016 to 2019 • Over 30 years career in cancer treatment technologies including research and development of brachytherapy for treatment of prostate cancer • Guiding product development and clinical strategy and investment in clinical protocols for prostate, brain, head & neck and other cancers
Michael L. Krachon Vice President, Sales and Marketing	• Joined Isoray in March 2016 • Over 20 years' experience of progressive growth in sales and marketing in the medical industry, including as leader of international brachytherapy commercial team • Restructured sales and marketing team and helped set focused sales strategy • Relaunched website and refined marketing materials and social awareness programs

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A Proven Treatment

Brachytherapy

Radiotherapy in which sealed sources of radioactive material are implanted in and/or around the affected tissue as close to the cancer as possible.

Benefits:

- Highly targeted treatment dose
- Limits dose to surrounding critical structures
- Reduces negative side effects
- Personalized radiation dose
- Low-cost effective treatment
- Out-patient one day treatment



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Market Opportunity

Prostate

- Growing body of literature supporting outcome benefits of brachytherapy
- Full solutions for localized disease
- Increased opportunities for targeted delivery systems

~$585M
Opportunity with Cesium-131

Brain

- Cesium-131 is emerging as an alternative to other isotopes
- Partnership with GT Medical Technologies
- Efficient delivery of radiation, starting at time of surgery

~$218M
Opportunity with Cesium-131

Surgical

- Success in recurrent Gynecological cancer treatment
- Expanding experience in Head and Neck cancers
- Cancers with large unmet medical needs increasingly testing Cs-131
- Highly concentrated dose to targeted tissue

~$208M
Opportunity with Cesium-131

Refer to slide 24 for calculations and sources.

Changing Market Environments

Expanding the Brachytherapy Market

Changes to the reimbursement that reward cost-effectiveness of procedures

- Brachytherapy has been included in proposals that bundle payment for radiation treatments. As the lowest cost-option, this could dramatically shift the treatment paradigm
  - *Isoray support activity: established strategy with our reimbursement partners to support*

Increased procedure awareness

- Brachytherapy is a patient-driven procedure (clinicians often have incentives for other procedures) – heighten awareness of the benefits of the procedure drove adoption in the '90s and could create a shift in perspective
  - *Isoray support activity: implementing social and digital marketing strategies to raise awareness*

Drive to leverage comparative effectiveness data

- The clinical benefit of direct radiation placement in the tumor allow for the ultimate in conformal, personalized radiation
  - *Isoray support activity: established strategy to educate payor community*



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The Isoray Advantage

The Power of Cesium-131

With a higher energy and a shorter half-life than competitors, Cesium-131 is proven to be a highly effective treatment for patients in the fight against cancer.

- Treatment delivered faster than external radiation (90% in 33 days)
- Powerful, continuous, therapeutic energy

Cesium-131 Introduced in 2004	Palladium-103 Introduced in 1986	Iodine-125 Introduced in 1965
9.7 Day Half Life The amount of time for the radiation to half. A shorter half life means quicker to PSA baseline. (8, 12, 13)	17 Day Half Life	60 Day Half Life
30.4 Kev The energy level of the isotope. Higher energy leads to greater coverage of the infected organ.	20.8 Kev	28.5 Kev
33 Days for 90% Dose Faster dose delivery rate.	58 Days for 90% Dose	204 Days for 90% Dose
115 Gy Total Dose The amount of dose. A lower dose means less total radiation used to treat your cancer.	125 Gy Total Dose	145 Gy Total Dose
Detectable in the body for only 97 Days	Detectable in the body for 107 Days	Detectable in the body for 600 Days

Armpilia C, Dale R, Coles I, et al. The determination of radiobiologically optimized half-lives for radionuclides used in permanent brachytherapy implants. Int J Rad Onc Biol Phys 2003; 55:378-385.

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An Industry Leader

Prostate Cancer

American Cancer Society estimates 174,650 cases of Prostate Cancer in 2019

- Estimated 122,225 brachytherapy cases annually
- +/- $585 Million market opportunity if treated with Cesium-131

Clinical data supports Cesium-131

- Long term data maturing
- Short-half life addresses historical urology concerns about prolonged urinary symptoms
- Recent publications demonstrate sustained low toxicity following Cesium-131


174,650
Prostate Cancer Cases Estimated 2019
67%
Of Cases Treatable with Cesium-131

Refer to slide 24 for calculations and sources.

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Cesium-131

High Risk Prostate Patients

High Risk Disease is an immediate opportunity to expand procedures

10,000-15,000 men annually diagnosed as High-Risk

- Segment growing due to lessened screening recommendations
- Brachytherapy + External Radiation offers better outcomes to men with High Risk Pca than alternatives (ASCENDE-RT, Kishan JAMA 2018)

Cesium-131 delivers fastest combination treatment with external radiation

- Incorporation of SpaceOAR seeks to further minimize side effects of combination therapy

* Combination therapy includes brachytherapy and external beam radiation therapy

Solutions for

Local Disease

- Focal for low risk (high quality of life)
- Combination therapy for higher risk patients
- Salvage / recurrent disease
- Delivery systems for spectrum of physician techniques


NEEDLE
ULTRASOUND

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Bold & Forward Thinking

Initiatives for Growth in Prostate

- Providing Market Leadership
  - Investing in clinical data and research
  - Raising awareness of brachytherapy
    - Digital and Social Media awareness programs
    - Find a Doctor – Website
  - Support Professional Societies & Educational Resources for Clinicians
- Maximizing sales momentum
  - Leveraging 7 Highly Trained Sales Professionals
    - Increasing field presence and direct customer interactions
  - Driving organic growth within existing customers
  - Utilizing clinical data to support increased utilization of Cesium-131
- Offer Complete Solutions for local disease
  - Focal for low risk (high quality of life)
  - Combination therapy for higher risk patients
  - Salvage / recurrent disease


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Patients
Clinicians
About
FIND A DOCTOR
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Find a Doctor Near You
Local Urologists, Radiation Oncologists and Primary Care Physicians are your first step in living life beyond your cancer.
SEARCH FOR DOCTORS

10+ Years

The Data is In.

Cesium-131 continues to outperform Iodine in studies focused on patient experience. With 10+ years of data and a range of studies, over 13,000+ patients have experienced the power of Cesium-131.

10 Year Data Presented at ASTRO 2018:

- 261 Low Risk Patients
- Cesium-131 Therapy Only (monotherapy)
- Biochemical Success
    - 97% at 5 years
    - 90% at 10 years

https://www.brachyjournal.com/article/S1538-4721(18)30241-1/abstract

“*Our results compare favorably to those with 125I and demonstrate that excellent long-term biochemical control outcomes can be achieved with use of 131Cs prostate BT in well-selected patient cohorts.*

131Cs prostate BT affords a more favorable acute morbidity profile with return to baseline QOL in the long term.

While mature data has previously been lacking, our long-term results provide strong clinical impetus to continue prostate implantation with 131Cs.”

by Dr. Agarwal

Real-time Planning

Blu Build Delivery System

Provides Isoray access to 25% More of the Prostate Market and a Higher ASP

Proprietary Delivery Device

- First new tool for prostate brachytherapy in > 10 years
- Disposable, single use, next-generation device allows for greater patient throughput, no sterilization increases operating room efficiencies
- Provides the ability to deliver a precise dose of Cesium-131 customized to the patient's anatomy and cancer at the time of surgery

Addressing the Customization Segment of Prostate Brachytherapy Market

- ~25% of prostate brachytherapy cases require some level of OR customization
- Blu Build expands Isoray's ability to address range of physician techniques
- Initial interest and adoption is promising

Isoray can now support the full range of physician techniques for prostate cancer brachytherapy treatments.



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A Growing Opportunity

Brain Cancer

$218 million annual market potential for brain tumors

- Provides a new treatment option for patients without other options
- Brain tumors impact ~188,820 patients annually
- Recurrence occurs within 18 months for nearly all patients treated for brain tumors

Brachytherapy created historical interest, but prior isotopes had flaws

- Energy was not delivered fast enough, radiation necrosis occurred in some patients as anatomy shifted

Cesium-131 is showing promise in a growing number of clinical studies

- Faster energy delivery allows energy to be delivered before anatomy changes
- Immediate radiation delivery, no need for surgical healing
- Publications from Weill Cornell Medical College, Barrow Neurological Institute, USCF, John Hopkins, demonstrate high rates of brain cancer control when Cesium-131 brachytherapy is combined with surgery


188,820
Potential Brain Tumor Patients
33%
Of Cases Treatable with Cesium-131

Refer to slide 24 for calculations and sources.

Cesium-131 Powers

GammaTile™ Therapy

Collaborative partnership with GT Medical Technologies

- Isoray has exclusive 10 year manufacturing and isotope supply agreement
- 510(K) completed, ICD-10 reimbursement code received, NTAP Application targeted 7/2019
- GT Medical Technologies recently completed $10 million capital raise in preparation for broader commercial launch in mid 2019

First patient treated January 30th, 2019



Inside Arrangement



Side View

GammaTile™ with Cesium-131 Seeds

- Device is a combination of Cesium-131 seeds embedded into collagen "tiles" that are placed onto the resection margin during surgery
- Saves patients multiple trips for radiation post surgical procedure
- Process adds less than 10 minutes to brain surgery

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External Beam Vs. GammaTile™ Therapy

After Surgery



Distribution and Intensity of GammaTile™ Therapy



Distribution and intensity of External Radiation



Pioneering Options

Surgical Opportunities

Combined $208 Million Market Potential

- Cancers with large unmet medical needs increasingly leveraging benefits of Cesium-131
- Cesium-131 placed at the site of tumor recurrence
- Immediate radiation delivery, no need for surgical healing


390,150
Surgical Cancer Cases Estimated 2019
7.7%
Of Cases Treatable with Cesium-131

Refer to slide 24 for calculations and sources.

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Pioneering Options

For Women with GYN Cancers

Success in recurrent gynecological cancer treatment

- Initial clinical publications
- Additional institutions progressing through adoption process
- Alternative is removing all pelvic organs
- Implantation into cancers of the cervix and uterus are similar to the implantation into prostate cancers



Prostate



Cervix Uteri

Now a textbook chapter published with a quote from Dr. Jonathan Feddock:

"*Cs-131 interstitial implants are relatively easy to perform in most cases and can be used as a safe, effective, and potentially curative option in patients with primary disease and in those with locally recurrent disease, whether or not the patient has had previous RT.*

This curative option should be more frequently and widely incorporated into gynecologic oncology and radiation oncology practice, especially as experience increases and as clinical data continues to mature."

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Pioneering Options

Head & Neck

Expanding experience in Head and Neck cancers

- Strategic collaborations with Thomas Jefferson University, Case Western and Weill Cornell
- Adding sites for expanded protocols
- Reimbursement review underway
- Preliminary discussions of study of Cs-131 combined with immunotherapy



Clinical Investigations

Original paper

Cesium-131 brachytherapy in high risk and recurrent head and neck cancers: first report of long-term outcomes

Anthony Pham, BS[1], Shruthi Arora, MD[1], A. Gabriella Wernicke, MD, MSc[2], David I. Kutler, MD[3], Marc Cohen, MD[3], William Kuhel, MD[3], Samuel Trichter, MS[1], Dattatreyudu Nori, MD[1], Silvia C. Formenti, MD[1], Bhupesh Parashar, MD[1]
[1]Weill Cornell Medical College, New York, NY, [2]Stich Radiation Center, New York-Presbyterian/Weill Cornell Medical Center, New York, NY, [3]Division of Otolaryngology, New York-Presbyterian/Weill Cornell Medical Center, New York, NY, USA

Abstract

Purpose: The feasibility and efficacy of re-irradiation using contemporary radiation techniques to treat recurrent head and neck cancer has been demonstrated but the role of brachytherapy is unclear. Here we describe the use of ^{131}Cs brachytherapy with concurrent salvage surgery in 18 patients.

"… we show here that 131Cs brachytherapy may play a beneficial role in the treatment of recurrent head and neck cancer and warrants further study."

Emerging Trends

Immunotherapy

Isoray is committed to the constant study of Cesium-131 as the preferred isotope for brachytherapy and emerging treatment options, like immunotherapy. We're working with teams around the world to study patient success and bring new innovations to market that build on our expertise as a leader in radiotherapy.



Review Papers

Review paper

A systematic review of treating recurrent head and neck cancer: a reintroduction of brachytherapy with or without surgery

Julianna Rodin, MD[1], Voichita Bar-Ad, MD[2], David Cognetti, MD[1], Joseph Curry, MD[1], Jennifer Johnson, MD, PhD[3], Chad Zender, MD[4], Laura Doyle, MS[2], David Kutler, MD[5], Benjamin Leiby, PhD[6], William Keane, MD[1], Adam Luginbuhl, MD[1]

[1]Department of Otolaryngology, Thomas Jefferson University, Philadelphia, PA, [2]Department of Radiation Oncology, Thomas Jefferson University, Philadelphia, PA, [3]Department of Otolaryngology, Case Western Reserve University School of Medicine, Cleveland, OH, [4]Department of Medical Oncology, Thomas Jefferson University, Philadelphia, PA, [5]Department of Otolaryngology, Weill Cornell Medical Center, New York, NY, [6]Department of Biostatistics, Thomas Jefferson University, Philadelphia, PA, USA

"^{131}Cs offers a high dose-rate, focused delivery, and less radiation exposure to adjacent tissues, personnel, and the patient's family [23,31]."

^{131}Cs with salvage surgery and other combinations with immunotherapy may offer a viable treatment pathway for RHNC [recurrent head & neck cancer] for some patients and should be studied in future clinical trials. Our institution has recently been studying ^{131}Cs brachytherapy in RHNC with preliminary promising results."

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Ongoing & Recently Published

Growing Clinical Support of Cesium-131

Key on-going data collection

- Recurrent Brain tumor treatments at Barrow Neurological Institute
- Head & Neck treatment in process at Thomas Jefferson and Case Western
- Advanced Vaginal, Cervical and Uterine Cancers at University of Kentucky
- Prostate Cancer treatment for high risk, quality of life and targeted treatments
- Long-term prostate cancer outcomes with Cesium-131
- Keyhole Craniotomy Brain tumor treatments at Ochsner Clinic Foundation

Cesium-131 in recent publications and conferences

- 2018 Journal of Neurosurgery: Resection and Cesium-131 GammaTile treatment for recurrent meningioma. (DG Brachman, et al.)
- 2018 Journal of Contemporary Brachytherapy: A reintroduction of brachytherapy with or without surgery for recurrent head and neck cancer. (Rodin, et al.)
- 2018 Cureus: Cs131 Isotope for Brain Brachytherapy (Han, UCSF)
- 2018 GU/ ASCO / ASTRO: Preliminary Focal Therapy Outcomes with Cs131 (Moran, CPCC)
- 2018 Cureus: Positive outcomes for patients with recurrent brain metastases following Cesium-131 brachytherapy – Johns Hopkins U (Xia, Kleinberg, Lim).
- 2018 Brachytherapy (journal): Safety results of template technique with Cesium-131 in advanced pelvic cancers (Feddock, et al.)
- 2017 Red Journal: Long term (5 Years) QOL following Cs131 for Prostate (Glaser, UPMC)
- 2017 Red Journal: Large Brain Mets (Wernicke, Cornell)
- 2017 Red Journal: Cs131 for recurrent GYN disease (Feddock, UK)
- 2017 ASTRO: 9 Year Prostate Outcome Comparison I125 and Cs131 Prostate (Moran, CPCC)
- 2017 AUA NE: Prostate Focal Therapy; Long Term Outcomes; Large Prostates (Benoit, UPMC)
- 2016 / 2017 SNO: Preliminary Outcomes for Recurrent Brain Cancer (Youssef, BNI)

POTENTIAL MARKET WITH CESIUM-131

In Millions


Prostate Cancer
$585
Brain Tumors
$218
Lung Cancer
$57
Head & Neck Tumors
$132
Recurrent GYN Tumors
$19

Cesium-131 Targeting >$1B Opportunity

Cesium-131 Targeting >$1B Opportunity

Disease State	2019 Estimated Annual Diagnosis[3]	Potential LDR Patients*	Potential Revenue[2]
Prostate Cancer	**174,650**	**117,015** (67% Treatable with Cs-131)	**$585M** @ $5,000 per Treatment w/ Cs-131
Brain Cancer - Primary CNS Cancer - New Metastases - Recurrent Cancer	**188,820** 23,820 100,000[4] 65,000[4]	**62,311** (33% Treatable with Cs-131)	**$218M** @ $3,500 per Treatment w/ Cs-131
Gynecological Cancers - Uterus - Ovary - Cervix - Vagina & Other Genital - Vulva	**109,000** 61,880 22,530 13,170 5,350 6,070	**5,450** (20% Recurrence Rate) (25% Treatable with Cs-131)	**$19M** @ $3,500 per Treatment w/ Cs-131
Head & Neck Tumors - Mouth - Pharynx - Tongue - Other oral cavity	**53,000** 14,310 17,870 17,060 3,760	**13,250** (25% Treatable with Cs-131)	**$132M** @ $10,000 per Treatment w/ Cs-131
Lung Cancers	**228,150**	**11,408** (5% Treatable with Cs-131)	**$57M** @ $5,000 per Treatment w/ Cs-131
Total Opportunity	**753,620**	**209,434 Patients**	**~$1B**

1. https://cancerstatisticscenter.cancer.org/#!/
2. https://www.mskcc.org/cancer-care/types/brain-tumors-metastatic
3. https://academic.oup.com/neuro-oncology/article/20/suppl_4/iv1/5090960

*Estimates of cases based on internal assessments from ACS data, market reports.

isoray

Strong Revenue and Gross Margin Trends

Seven Quarters of Double Digit Revenue Growth ~ 2 Year CAGR of 22%



Revenue ($ in 000s)
$2,150
$2,000
$1,850
$1,700
$1,550
$1,400
$1,250
$1,100
$950
$800
$650
$500
Gross Margin (%)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Revenue
Gross Margin

Prostate Revenue comprised 87% of Total Revenue for last 8 quarters and has 2 year CAGR of 23%
Isoray's fiscal year ends June 30th

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Income Statement Highlights

$/000's	F2Q19 (12/31/18)	TTM (12/31/18)
Product Sales, Net	$1,904	$6,642
Cost of Product Sales	1,139	4,295
Gross Profit/(Loss)	765	2,347
Research and Development	414	1,879
Sales and Marketing	702	2,723
(Gain) on Equipment Disposal	(23)	(23)
General and Administrative	1,101	4,412
Total Operating Expenses	2,194	8,991
Operating Loss	(1,429)	(6,656)
Net Loss	(1,414)	(6,612)
Basic & Diluted Loss Per Share	$(0.02)	$(0.11)
Weighted Average Shares Outstanding	67,331	61,012

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Balance Sheet Highlights

$/000's	December 31, 2018 (Unaudited)	June 30, 2018
Cash, Cash Equivalents & CD's	$7,868	$3,425
Total Current Assets	9,820	5,446
Total Current Liabilities	1,640	1,835
Long Term Debt*	--	--
Stockholders Equity	9,665	5,030
Total Liabilities and Stockholders Equity	$11,911	$7,455
Working Capital	$8,180	$3,611
Current Ratio	5.99x	2.97x

* Long-term debt excludes amounts that are not related to cash borrowings or operational debt

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Isoray 2019

Key Takeaways

Consistent Revenue Growth and Improving Gross Profit Trends

- 7 consecutive quarters of double digit year-over-year revenue increases
  - Following establishment of new commercial management and strategy in 2016
  - Growing market share (~7-8% current market share)
- TTM Gross Profit Growth of 48% and 40% Gross Margin in most recent quarter
  - Manufacturing and process improvements, tightened expense controls and plant automation being implemented summer of 2019.

Large Opportunity to Gain Share in Core Prostate Market

- Expanding market opportunity with complimentary product introductions such as Blu Build
- Expanding Cesium-131 opportunity across range of localized prostate cancer patients (Focal, Combination, Salvage)

Brain Brachytherapy is re-emerging as an option for Recurrent Brain Tumors

- Growing base of customers leveraging brachytherapy at the time of surgery
- GammaTile™ Therapy scheduled for broader commercial launch Summer 2019

Maturing clinical studies for surgical cancer treatments using Cesium-131

Research and Development Pipeline

- Developing pipeline of potential therapies and devices
- Evaluating innovative radiotherapeutic technologies that focus on patient specific therapies



isoray

Thank You!

Lori A. Woods
Chief Executive Officer

For Further Information:
Mark Levin
Investor Relations
(501) 255-1910
mark@globalirgroup.com

isoray™